Rule 497(k)
File No. 333-125751

First Trust Exchange-Traded Fund

(the “Trust”)

First Trust NYSE® Arca® Biotechnology Index Fund

(the “Fund”)

Supplement to the Fund’s Summary prospectus AND Prospectus

January 19, 2024

Effective on January 22, 2024 (the “Effective Date”), ICE Data Indices, LLC (the “Index Provider”) will implement changes to the NYSE® Arca® Biotechnology Index (the “Index”). Accordingly, on the Effective Date, the Fund’s disclosure will be modified as follows:

1.	Notwithstanding anything to the contrary in the Fund’s summary prospectus and prospectus, the second paragraph under the section entitled “Principal Investment Strategies” will hereby be deleted in its entirety and replaced with the following:

The Index is an equal-dollar weighted index designed to measure the performance of 30 leading biotechnology companies. Biotechnology companies are designated as those classified within the Biotechnology sub-industry group of the ICE Uniform Sector Classification schema. The Biotechnology sub-industry group includes (i) the Biotech Therapeutics sub-industry: companies engaged in the research and development of therapeutic treatments (including companies in the trial phase of therapeutic development), but are not focused on the commercialization and mass production of pharmaceutical drugs and (ii) the Biotech Tools & Diagnostics sub-industry: companies engaged in the production and provisioning of tools, systems or processes that enable biotechnology practices (including companies that provide assaying equipment, sequencing techniques or systems, DNA processing, or cellular processing). According to the Index Provider, in order to be eligible for inclusion in the Index, a common stock or depositary receipt must be listed on a qualifying U.S. securities exchange, and meet the size and liquidity standards of the Index. According to the Index Provider, eligible securities are then ranked in descending order based on the following factors. These three distinct ranks are then combined to yield one comprehensive rank based on their respective weights:

a.	50%: Net sales (revenue) over the last 12 months;
b.	25%: Ratio of net sales (revenue) to R&D (research and development) expenditures over the last 12 months
c.	25%: Percentage change in R&D expenditures (over the last 12 months) from those three years prior.

The highest ranked 30 securities are selected for inclusion in the Index. Additionally, the total number of Index constituents classified to the Biotech Tools & Diagnostics sub-industry is capped at 6 constituents. If the limit is reached, the lowest ranked Biotech Tools & Diagnostics constituents are replaced with the next highest ranked Biotech Therapeutics non-constituents until this rule is met. The securities selected for inclusion in the Index are equally weighted. Index composition changes during scheduled reconstitutions are also subject to certain buffers designed to limit turnover.

2.	Notwithstanding anything to the contrary in the Fund’s prospectus, the sixteenth paragraph of the section entitled “Additional Information on the Funds’ Investment Objectives and Strategies” will hereby be deleted in its entirety and replaced with the following:

NYSE® Arca® Biotechnology Index

The NYSE® Arca® Biotechnology Index is an equal dollar weighted index designed to measure the performance of 30 leading biotechnology companies classified within the Biotechnology sub-industry group of the ICE Uniform Sector Classification schema. The Index is reconstituted and rebalanced quarterly in January, April, July and October.

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PLEASE KEEP THIS SUPPLEMENT with the fund’s summary prospectus and prospectus FOR FUTURE REFERENCE